UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 11, 2004

Date of Report (date of earliest event reported)

Avanex Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-29175	94-3285348

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

40919 Encyclopedia Circle
Fremont, California 94538

(Address of principal executive offices)

(510) 897-4188

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. Other Events

     On February 11, 2004, Avanex Corporation entered into the securities purchase agreement attached hereto as Exhibit 99.1. Pursuant to the securities purchase agreement, the purchasers named therein will purchase, in the aggregate, 7,319,761 shares of common stock of Avanex Corporation, par value $0.001 per share, at a price of $5.49 per share. In addition, the purchasers will be issued rights in the form attached hereto as Exhibit 99.2 which will be exercisable for up to an additional 1,463,954 shares of common stock of Avanex at a price of $5.49 per share. On February 12, 2004, Avanex Corporation issued the press release attached hereto as Exhibit 99.3 regarding the transaction described in this report.

     The foregoing description of the transaction is only a summary and is qualified in its entirety by reference to the aforementioned transaction documents.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.	Description

99.1	Securities Purchase Agreement, dated as of February 11, 2004, between Avanex Corporation and the purchasers named therein.
99.2	Form of Additional Investment Right.
99.3	Press Release, dated as of February 12, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANEX CORPORATION

By:	/s/ ANTHONY A. FLORENCE

Anthony A. Florence
Vice President, Corporate Affairs

Date: February 13, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Securities Purchase Agreement, dated as of February 11, 2004, between Avanex Corporation and the purchasers named therein.
99.2	Form of Additional Investment Right.
99.3	Press Release, dated as of February 12, 2004.